UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2021

Nissan Master Owner Trust Receivables

(Exact name of Issuing Entity as specified in its charter)

Central Index Key Number: 0001236424

Nissan Wholesale Receivables Company II LLC

(Exact name of Depositor as specified in its charter)

Central Index Key Number: 0001236416

Nissan Motor Acceptance Company LLC

(Exact name of Issuing Sponsor as specified in its charter)

Central Index Key Number: 0001540639

Delaware	333-232228-01	51-6538952
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation of Issuing Entity)	File Number of Issuing Entity)	Identification No. of Issuing Entity)

ONE NISSAN WAY ROOM 5-124 FRANKLIN, TENNESSEE		37067
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (615) 725-1122

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On April 1, 2021 (the “Conversion Date”), upon the filing of a certificate of conversion, Nissan Wholesale Receivables Corporation II, a Delaware corporation, converted to Nissan Wholesale Receivables Company II LLC, a Delaware limited liability company. Also on the Conversion Date, Nissan Motor Acceptance Company LLC (as successor by conversion to Nissan Motor Acceptance Corporation), as the sole equity member, and Kevin P. Burns and Cheryl A. Lawrence as the special members, entered into that certain Limited Liability Company Agreement of Nissan Wholesale Receivables Company II LLC (the “Limited Liability Company Agreement”), to provide for the governance of Nissan Wholesale Receivables Company II LLC.

Attached as Exhibit 3.1 is the Certificate of Conversion to Limited Liability Company of Nissan Wholesale Receivables Company II LLC, as Exhibit 3.2 is the Certificate of Formation of Nissan Wholesale Receivables Company II LLC and as Exhibit 3.3 is the Limited Liability Company Agreement.

On the Conversion Date, Nissan Motor Acceptance Company LLC (“NMAC”), as servicer, Nissan Wholesale Receivables Company II LLC (“NWRC II”), as transferor, and Wilmington Trust Company, as owner trustee (the “Owner Trustee”), entered into the Fourth Amendment to Amended and Restated Transfer and Servicing Agreement (the “TSA Amendment”), which amends the Amended and Restated Transfer and Servicing Agreement, dated as of October 15, 2003 (the “Transfer and Servicing Agreement”), among NMAC, as servicer, NWRC II, as transferor, and Nissan Master Owner Trust Receivables, as issuer (the “Issuing Entity”). The TSA Amendment amends certain representations in the Transfer and Servicing Agreement relating to the corporate form of NWRC II. The TSA Amendment is attached hereto as Exhibit 10.1.

On the Conversion Date, NMAC, as seller, and NWRC II, as buyer, also entered into the Amendment to Amended and Restated Receivables Purchase Agreement (the “RPA Amendment”), which amends the Amended and Restated Receivables Purchase Agreement, dated as of October 15, 2003 (the “Receivables Purchase Agreement”), among NMAC, as seller, and NWRC II, as purchaser. The RPA Amendment amends certain representations in the Receivables Purchase Agreement relating to the corporate form of NMAC. The RPA Amendment is attached hereto as Exhibit 10.2.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits

The exhibit number corresponds with Item 601(a) of Regulation S-K.

Exhibit No.	Description

Exhibit 3.1	Certificate of Conversion to Limited Liability Company of Nissan Wholesale Receivables Company II LLC.

Exhibit 3.2	Certificate of Formation of Nissan Wholesale Receivables Company II LLC.

Exhibit 3.3	Limited Liability Company Agreement of Nissan Wholesale Receivables Company II LLC, dated as of April 1, 2021.

Exhibit 10.1	Fourth Amendment to Amended and Restated Transfer and Servicing Agreement, dated as of April 1, 2021.

Exhibit 10.2	Amendment to Amended and Restated Receivables Purchase Agreement, dated as of April 1, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NISSAN WHOLESALE RECEIVABLES COMPANY II LLC

By:	/s/ Douglas E. Gwin, Jr.
Name: Douglas E. Gwin, Jr.
Title: Assistant Treasurer

Date: April 7, 2021